March 15, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Prospectus
dated December 30, 2011

The following information supplements information contained in the prospectus relating to BNY Mellon Asset Allocation Fund.

The Trust's board has approved two underlying funds, BNY Mellon Income Stock Fund and Dreyfus Appreciation Fund, Inc., as additional investment options for the fund to gain investment exposure to the Large Cap Equities, and an underlying fund, International Stock Fund (Dreyfus), as an additional investment option for the fund to gain investment exposure to the Developed International and Global Equities asset classes, respectively.  The addition of the underlying funds, which are described below, is effective March 19, 2012.

Description of the Asset Classes

The following describes the additional underlying funds in which the fund may invest to gain investment exposure to the indicated asset class.

Large Cap Equities

BNY Mellon Income Stock Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income.  This underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  This underlying  fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.  This underlying  fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market.  This underlying  fund's allocations, however, may differ from those of the Dow Jones Index.

Dreyfus Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.  In choosing stocks, this underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer.  Using fundamental analysis, this underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries.  This underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

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Developed International and Global Equities

International Stock Fund (Dreyfus) focuses on foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, and Western Europe.  This underlying fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country.  This underlying fund may invest in the securities of companies of any market capitalization.  This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  This underlying fund's portfolio managers focus on individual stock selection, building a portfolio from the bottom up through extensive fundamental research.  Geographic and sector allocations are results of, not part of, the investment process.

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Investment Risks

In addition to the investment risks and other potential risks applicable to the fund as described in the fund's prospectus, an investment in the fund is also subject to the additional risks described below.

•         Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•         Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•         ADR risk.  ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.  In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.

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